SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934
                                 (Amendment No.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                              DENMARK BANCSHARES, INC.
                  (Name of Registrant as Specified in its Charter)

                               ---------------------
                      (Name of Person(s) Filing Proxy Statement
                           if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchanged Act Rules 14a-6(i)(1) and 0-11
    1)Title of each class of securities to which transaction applies:

    2)Aggregate number of securities to which transaction applies:

    3)Per unit price or other underlying value of transaction computed pursuant to Exchanged Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)Proposed maximum aggregate value of transaction:

    5)Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)Amount Previously Paid:

    2)Form, Schedule or Registration Statement No.:

    3)Filing Party:

    4)Date Filed:

March 29, 1997

To our shareholders:

It is our pleasure to invite you to attend the Annual Meeting of Shareholders of Denmark Bancshares, Inc. Our meeting will be held at 2:00 p.m. on Tuesday, April 22, 1997, at Eddie Whipp's Supper Club, 5073 Highway 29, Green Bay, Wisconsin.

The attached Notice of Annual Meeting and Proxy Statement describes the business matters to be acted upon at the meeting.

Information concerning our results of operations and financial condition is contained in the enclosed Annual Report.

Please complete, sign and return the enclosed proxy card whether or not you expect to attend the meeting. This will not prevent you from voting in person at the meeting if you prefer. The Board of Directors encourages you to attend the meeting and to return your proxy card.

Sincerely,

(Signature of Darrell R. Lemmens)

Darrell R. Lemmens
Chairman of the Board and President

                              DENMARK BANCSHARES, INC.
                                  103 E. MAIN ST.
                                    P.O. BOX 130
                                 DENMARK, WI  54208

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   April 22, 1997

The Annual Meeting of Shareholders of Denmark Bancshares, Inc. will be held at Eddie Whipp's Supper Club, 5073 Highway 29, Green Bay, Wisconsin, on Tuesday, April 22, 1997, at 2:00 p.m.

The purpose of the Meeting is to consider and vote on:

     1.  The election of two directors as named in the attached Proxy Statement.
     2. The ratification of the appointment of Williams, Young and Associates, LLC as independent auditors for Denmark Bancshares, Inc. for the year ending December 31, 1997.

     3. Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not aware of any other business to come before the meeting.

Shareholders of record at the close of business on March 1, 1997, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are urged to complete, date, sign and promptly return the enclosed proxy card, so that the presence of a quorum will be assured. Return of the proxy card does not affect your right to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

(Signature of Darrell R. Lemmens)

Darrell R. Lemmens
Chairman of the Board and President



March 29, 1997

                                  PROXY STATEMENT

                              DENMARK BANCSHARES, INC.
                                  103 E. MAIN ST.
                                    P.O. BOX 130
                                 DENMARK, WI  54208

                           ANNUAL MEETING OF SHAREHOLDERS
                                   April 22, 1997


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Denmark Bancshares, Inc., hereinafter referred to as the "Company", to be voted at the Annual Meeting of Shareholders on Tuesday, April 22, 1997, at 2:00 p.m., at Eddie Whipp's Supper Club, 5073 Highway 29, Green Bay, Wisconsin, and all adjournments thereof. The solicitation of proxies begins on or about March 29, 1997.

REVOCABILITY OF PROXIES
Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it any time before it is exercised by giving notice thereof to the Company in writing or in person at the Annual Meeting.

Proxies that are properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted in favor of the proposals set forth in this Proxy Statement for consideration at the Annual Meeting and on such other business or matters that may properly come before the meeting in accordance with the best judgment of the persons named as proxies.


VOTING SECURITIES AND SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Shareholders of record of the Company's common stock as of the close of business on March 1, 1997, will be entitled to one vote for each share of common stock then held. As of March 1, 1997, the Company had 27,483 shares of common stock issued and outstanding.

Management knows of no person who was the beneficial owner of more than 5% of the outstanding shares of common stock of the Company as of March 1, 1997.

The following table sets forth, as of March 1, 1997, information concerning beneficial ownership of common stock of the Company by each director and nominee for directorship, and by executive officers.

           Name of                      Amount of
          Beneficial                    Beneficial  Percent of
            Owner                     Ownership (1)    Class

Terese M. Deprey                           701         2.6%
Darrell R. Lemmens                         900         3.3%
Mark E. Looker                             814         3.0%
B.E. Mleziva, DVM                          740         2.7%
James E. Renier                            213          *
C. J. Stodola                              240          *
Norman F. Tauber                           260          *
Thomas F. Wall                             720         2.6%
Directors and Executive Officers (2)     5,194        18.9%

*  Less than 1% of shares outstanding.
_________________________________

(1) Includes certain shares owned by spouses, or as a custodian or fiduciary, over which shares the officers and directors exercise sole or shared voting and investment power.

(2) Includes all of the above and other executive officers as a group (13 individuals).


                                     PROPOSAL I

                               ELECTION OF DIRECTORS

Pursuant to Amended Article VII of the Articles of Incorporation of the Company, the Board of Directors are divided into three classes as nearly equal in number as possible. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years. The classes are designated as Class I, Class II and Class III. Messrs. Renier and Wall, both present members, are nominated as Class I directors. Class I directors will serve for a term of three years to expire in April 2000.

The two nominees have consented to serve, if elected. Unless the shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the Board's nominees. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any of the nominees should be unable or unwilling for good cause to serve, the shares represented by the proxies received will be voted for any other nominees selected by the Board.

The following table sets forth certain information with respect to the Board of Directors' nominees for election as directors and of those directors continuing in office. Hereinafter, the Company's subsidiaries are referred to as follows:
Denmark State Bank as "the Bank", Denmark Agricultural Credit Corp. as "DACC" and McDonald-Zeamer Insurance Agency, Inc. , formerly known as L. McDonald Insurance Agency, Inc. as "McDonald".

                                   BOARD NOMINEES

             NOMINEES FOR CLASS I, THREE-YEAR TERM EXPIRING APRIL 2000
James E. Renier     James E. Renier, age 70, has served as a director of the
                    Company since 1994 and as a director of the Bank since
                    1988. He has been a director of DACC since 1996. Prior to his retirement in 1988, he was the Denmark School District
                    Administrator since 1981 and prior to that Mr. Renier served as a teacher and principal for over 30 years.

Thomas F. Wall      Thomas F. Wall, age 56, has served as a director of the
                    Company since 1988 and as a director of the Bank since
                    1986.  Mr. Wall has been the Sales Account Manager of
                    Greiling Farms, Inc., a wholesale greenhouse company, since 1973.

                          DIRECTORS CONTINUING IN OFFICE

                 CLASS II DIRECTORS WITH TERMS EXPIRING APRIL 1998

Terese M. Deprey    Terese M. Deprey, age 33, has served as a director of the
                    Company since 1994. Mrs. Deprey has been a Vice President of the Bank since 1996. Prior to 1996, she was an Assistant Vice President of the Bank since 1993 and prior to that an Administrative Assistant of the Bank for more than five years.

Mark E. Looker      Mark E. Looker, age 48, has served as a director and as
                    Vice President and Secretary of the Company since 1983. Mr.
                    Looker has been an Assistant Vice President of the Bank since 1996 and has held other positions with the Bank since
                    1981. He formerly served as a director and Secretary of DACC from 1985 to 1996.

B. E. Mleziva, DVM  B. E. Mleziva, DVM, age 70, has served as a director of the
                    Company since 1983 and as a director of the Bank since 1969. Dr. Mleziva has been the President of Denmark Animal Hospital, S.C. since 1985. He has been a director of DACC since 1985.

                CLASS III DIRECTORS WITH TERMS EXPIRING APRIL 1999

Darrell R. Lemmens  Darrell R. Lemmens, age 53, has served as a director and as
                    Chairman of the Board and President of the Company since 1983. He formerly served as Treasurer of the Company. Mr. Lemmens has been a director of the Bank since 1980 and President since 1981 and has been a director of DACC and McDonald since 1985.

C. J. Stodola       C. J. Stodola, age 66, has served as a director of the
                    Company since 1983 and as a director of McDonald since
                    1985. Mr. Stodola has practiced law as a sole practitioner for the past twenty-nine years.

Norman F. Tauber    Norman F. Tauber, age 80, has served as a director of the
                    Company since 1983 and as a director of the Bank since
                    1957. Mr. Tauber, prior to his retirement in 1970, was the owner and operator of an auto service station and a used car dealership. He has been a director of DACC since 1985.

The two persons properly nominated who receive the greatest number of the votes cast at the meeting will be elected Class I directors. THE BOARD RECOMMENDS THE NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE FOR ALL NOMINEES.

COMMITTEES, MEETINGS AND COMPENSATION OF DIRECTORS
The Board of Directors held five meetings during 1996. No director attended fewer than 75 percent of the total meetings of the Board of Directors and committee meetings on which such director served.

The Company does not have standing audit, nominating or compensation committees. However, the Bank's Board of Directors has Compensation and Audit Committees. The Compensation Committee met twice during 1996 to review and approve compensation paid to all employees of the Company. The Committee reports semi-annually to the full Board of Directors of the Bank. Members of the Committee included Messrs. Lemmens, Mleziva, Renier, Tauber and Wall. Other Committee members include Mr. Thomas N. Hartman and Dr. Edward Q. Opichka, who are members of the Bank's Board of Directors. Members were paid $380 for each meeting attended.

The Audit Committee met once during 1996, for which members were paid $380 each. Members of the Committee included Messrs. Hartman, Mleziva, Opichka, Renier, Tauber and Wall. The responsibilities of the Audit Committee include reviewing the annual financial statement audit, evaluating the financial reporting process and overseeing ongoing audit procedures. The findings of the Audit Committee are reported to the full Board of Directors of the Bank.

Directors of the Company were paid $360 for two of the Board of Directors' meetings attended in 1996 and $380 for the other three Board of Directors' meetings. Additionally, Mrs. Terese M. Deprey, Mr. C. J. Stodola and Mr. Mark
E. Looker received an annual fee of $3,000. All other directors of the Company also serve as directors of the Bank and they were paid an annual fee of $3,000 by the Bank.

EXECUTIVE COMPENSATION
The following table sets forth certain information concerning compensation paid by the Company for the last three years to the Company's Chief Executive Officer. No other executive officers of the Company had total annual salary and bonuses in excess of $100,000 during the year ended December 31, 1996.


                            Summary Compensation Table
                                Annual Compensation

                                                  Other Annual     All other
Name and Principal Position Year  Salary  Bonus  Compensation(1)Compensation(2)
--------------------------- ----- ------  -----  ------------------------------
Darrell R. Lemmens          1996 $119,616 $28,000    $16,980         $18,158
Chairman of the Board of    1995  110,760  27,500     15,940          16,908
the Company, the Bank, DACC 1994  101,502  27,000     11,880          14,848
and McDonald, President of
the Company and the Bank,
Treasurer of DACC, and Vice
President and Secretary of McDonald
_____________________________________________________________________________
(1) Consists of directors' and committee fees paid by the Company and its subsidiaries.

(2) Consists of contributions to the Bank's Master Money Purchase Trust Plan and 401(k) Profit Sharing Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
C. J. Stodola Law Office, Green Bay, Wisconsin has served as counsel to the Bank and Company since 1967. C. J. Stodola is a director of the Company.

From time to time the Company has made loans to executive officers and directors of the Company, their family members and related entities. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Such loans represent 5.5% of shareholders' equity.


                                    PROPOSAL II

            RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Williams, Young and Associates, LLC served as the Company's independent public accountants for the year ended December 31, 1996. Subject to ratification by shareholders at the Annual Meeting, the Company has selected Williams, Young and Associates, LLC to audit the Company's financial statements for the year ending December 31, 1997. No representatives of Williams, Young and Associates, LLC are expected to attend the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF WILLIAMS, YOUNG AND ASSOCIATES, LLC AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.

OTHER MATTERS
As of March 29, 1997, the Board of Directors is not aware of any business to be presented for action at the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the executed and returned proxies will be voted by the persons named as proxies with their best judgment.

SHAREHOLDER PROPOSALS
Any shareholder proposals intended to be included with the proxy materials for next year's Annual Meeting must be submitted in writing. Any such proposal must be received at the Company's corporate office at 103 E. Main St., P.O. Box 130, Denmark, Wisconsin 54208 no later than November 29, 1997, and must comply with the proxy rules of the Securities and Exchange Commission.

FINANCIAL INFORMATION
The Company's Annual Report to shareholders, for the year ended December 31, 1996, accompanies this Proxy Statement, but does not constitute a part of it.

BY ORDER OF THE BOARD OF DIRECTORS

(signature of Darrell R. Lemmens)

Darrell R. Lemmens
Chairman of the Board and President


March 29, 1997

                                    FORM 10-KSB

A copy of the Company's annual report on Form 10-KSB as filed with the Securities and Exchange Commission is available without charge to shareholders of record on March 1, 1997. To obtain a copy of Form 10-KSB send your written request to Darrell R. Lemmens, Chairman of the Board and President, Denmark Bancshares, Inc., 103 East Main St., P.O. Box 130, Denmark, Wisconsin 54208.

DENMARK BANCSHARES, INC.      PROXY CARD               (FRONT)
Annual meeting of shareholders on April 22, 1997

The undersigned holder of Common Stock of Denmark Bancshares, Inc. (the "Company") hereby appoints Darrell R. Lemmens, Norman F. Tauber and C. J. Stodola, or any of them individually, with full power of substitution, to act as proxy for and to vote all shares of Common Stock of the Company of the undersigned at the Annual Meeting of Shareholders, to be held at Eddie Whipp's Supper Club, 5073 Highway 29, Green Bay, Wisconsin, on April 22, 1997, or any adjournment thereof:

1.  The election as directors of all nominees listed below:
     (except as marked to the contrary below)          [] FOR  []VOTE WITHHELD

                                   CLASS I:  James E. Renier and Thomas F. Wall

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

_____________________________________________________________________________

2. The ratification of the appointment of Williams, Young and Associates, LLC as independent public accountants for the Company for the year ending December 31, 1997.

            [] FOR                [] AGAINST          [] ABSTAIN

The Board of Directors recommends a vote "FOR" each of the listed proposals.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" each of the proposals listed. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
                                     (BACK)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 22, 1997. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE FOR ALL NOMINEES. THE BOARD ALSO RECOMMENDS A VOTE "FOR" RATIFICATION OF WILLIAMS, YOUNG AND ASSOCIATES, LLC AS ACCOUNTANTS FOR THE COMING YEAR.

                                        Dated ________________________1997.


---------------------------------         -----------------------------------
Print name of shareholder                 Print name of shareholder

----------------------------------        ----------------------------------
Signature of shareholder                  Signature of shareholder

When shares are held by joint tenants, both should sign. When signing as attorney, or as personal representative, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.